Exhibit 10.10 [***] – CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN EXCLUDED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. AMENDMENT NO. 2 TO LIMITED LIABILITY COMPANY AGREEMENT OF CONA SERVICES LLC This AMENDMENT NO. 2 TO LIMITED LIABILITY COMPANY AGREEMENT OF CONA SERVICES LLC (this “Amendment”), is entered into and made effective as of February 22, 2017 by each Person listed on the signature page hereto (individually, a “Party” and collectively, the “Parties”). BACKGROUND The Parties are parties to that certain Limited Liability Company Agreement of CONA Services LLC (the “Company”), dated as of January 27, 2016 (the “LLC Agreement”) and to Amendment No. 1 to the LLC Agreement, effective as of April 2, 2016 (“Amendment No. 1”). The Parties wish to amend the LLC Agreement to address eligibility of members to nominate a representative to the Company’s Board of Directors and certain other matters as set forth below. Except as specifically provided herein, all capitalized terms used but not defined in this Amendment have the meanings given to such terms in the LLC Agreement. In consideration of the premises and the mutual covenants contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the LLC Agreement is amended as follows: 1. Section 1.1 of the LLC Agreement is hereby amended by inserting the following paragraph immediately after the defined term “Assumed Tax Rate”: “At-Large Representative” has the meaning set forth in Section 6.2(e). 2. The definition of “Producing Member” in Section 1.1 of the LLC Agreement is hereby deleted and replaced in its entirety by the following: “Producing Member” means a Member that produces and manufactures Beverage products using the trademarks of TCCC and its affiliates and that receives Services related to the Manufacturing Platform pursuant to a Master Services Agreement with the Company. 3. The definition of “Producing Member Director” in Section 1.1 of the LLC Agreement is hereby deleted and replaced in its entirety by the following: “Producing Member Director” means a Director appointed by any Producing Member in accordance with Section 6.2.

2 4. Section 6.2 of the LLC Agreement is hereby deleted and replaced in its entirety by the following: 6.2 Voting Rights; Designation of Board Members. (a) Voting Rights. Members shall not have any voting rights on any matter, except as provided in this Section 6.2 with respect to the designation or election of Directors, or as otherwise required by applicable law. If a vote of the Members is required under applicable law, then the Members shall vote together as a single class, and each Member [***] shall be entitled to one vote (regardless of the Percentage Interest of such Member). [***]. (b) Designation of Board Members. Each Member agrees that the authorized number of Directors of the Company shall initially be established at six (6), and the Founding Members have each designated a Director as follows: (i) CCR designated Dominic Wheeler; (ii) Coke United designated Eric Steadman; (iii) Coke Consolidated designated Jamie Harris; (iv) Swire designated Jeff Edwards; (v) CCB Florida designated Terence Gee; and (vi) Great Lakes designated Mark Booth. (c) From the date hereof through December 31, 2025, each Founding Member will have the right to appoint a Director (subject in the case of CCR to the provisions of Section 6.2(g)). During this time period, the right to designate the Remaining Directors will be held by the non-Founding Members [***], and each such non-Founding Member will have the right to designate [***].

3 (d) After December 31, 2025, the right to designate a Director will be held by the Members [***], and each such Member will have the right to designate [***]. (e) [***]. (f) Additional Directors. (i) The number of Directors automatically will increase upon the admission of Additional Members or Substituted Members, up to a total of [***] Directors. If the Board of Directors wishes to increase the number of Directors to more than [***] Directors in total, then such increase will require the unanimous vote of the Directors in accordance with Section 7.1(d). (ii) If the number of Directors is increased in connection with the admission of Additional Members or Substituted Members, then the vacancy created by such increase in the number of Directors will be filled by [***].

4 (g) Removal. Any Director shall be removed from the Board of Directors or any committee of the Board of Directors (with or without cause) at the written request of the Member(s) that designated or elected such Director under this Section 6.2, but only upon such written request and under no other circumstances; provided that a Director that was designated pursuant to Section 6.2(c) or Section 6.2(d) by a Withdrawing Member shall be deemed to have been automatically removed at the written request of such Withdrawing Member upon the effective date of the withdrawal from the Company by such Withdrawing Member. Notwithstanding the foregoing, the Director designated by [***]. (h) Replacement. If any Director for any reason ceases to serve as a member of the Board of Directors, whether as a result of death, resignation, removal or otherwise, the resulting vacancy on the Board of Directors shall be filled by a Director designated or elected by the Member(s) that designated or elected such Director initially under this Section 6.2; provided that in connection with a CBA Permitted Transfer of a Member’s entire Membership Interest, if at the time of the Transfer a then-serving Director had been designated by the Transferor pursuant to this Section 6.2, then such Permitted Transferee shall be entitled to immediately replace the Director originally designated by such Transferor; provided, further, that if such Permitted Transferee is a Member that holds the right to designate a Director on the effective date of the Transfer, then its right to designate a Director with respect to the Transferred Membership Interest will be deemed waived (i.e., no Member may designate more than one Director), and the Member with the next highest Percentage Interest will have the right to designate the Director. (i) TCCC Board Participant. TCCC has the right to appoint a participant in meetings of the Board of Directors (the “Board Participant”). The initial Board Participant is Michael Mathews. The Board Participant will have the right to attend each meeting of the Board of Directors in a non-voting capacity [***].

5 5. Compensation of Directors; Expense Reimbursement. Section 7.1(g) of the LLC Agreement is hereby deleted and replaced in its entirety by the following: (g) Compensation of Directors; Expense Reimbursement. Directors shall not receive any stated salary for services in their capacity as Directors. Directors may be reimbursed for expenses related to attendance at any regular or special meeting of the Board of Directors or any committees thereof, as determined by the Board of Directors from time to time in its discretion. 6. Section 7.8(b) of the LLC Agreement is hereby deleted and replaced in its entirety by the following: (b) All costs and expenses incurred by the Company in connection with the design, build and operation of the Manufacturing Platform will be borne solely by the Producing Members. The basis on which the Producing Members will share costs and expenses associated with the Manufacturing Platform (including design, build and operating costs) will be determined by the Producing Member Directors, consistent with Section 7.8(a). All such decisions will be made with full transparency to the Members that are not represented by any Producing Member Director, and the Producing Member Directors will consider the input of the Members that are not represented by any Producing Member Director in their decisions. If a Member that is not a Producing Member as of the date of this Agreement subsequently becomes a Producing Member, that Member will be deemed to be a Producing Member for all purposes hereof and will be entitled to participate in the Manufacturing Platform on the same economic and governance terms as an original Producing Member, including by bearing its respective pro rata share of the design, build and operating costs referred to in this Section 7.8(b) based upon its relative production volumes. For this purpose, a Member that acquires manufacturing facilities and/or manufacturing rights of an existing Producing Member will be deemed to have borne its share of costs relating to the Manufacturing Platform that relate to the acquired facilities and/or rights and were paid by the selling Member prior to the date of acquisition. The Company will ensure that (i) costs related to the Distribution Platform and the Manufacturing Platform, respectively, are properly allocated and that such costs are accurately reflected in the fees charged to Members pursuant to the applicable Master Services Agreements, and (ii) the Company’s resources are allocated to the Distribution

6 Platform and Manufacturing Platform in a manner that does not adversely affect the development and operation of the Distribution Platform in any material respect. 7. Section 7.8(d) of the LLC Agreement is hereby deleted and replaced in its entirety by the following: (d) The Company and each of the Producing Members will enter into a separate Master Services Agreement with respect to Services relating to the Manufacturing Platform, or the Company and each Producing Member will amend the existing Master Services Agreement entered into by them in order to cover Services relating to the Manufacturing Platform and/or additional Services that may be provided pursuant to the Master Services Agreement. 8. Section 12.2 of the LLC Agreement is hereby deleted and replaced in its entirety by the following: 12.2 Amendments. Except as otherwise expressly provided herein, this Agreement may be amended, modified, or waived only upon the approval of at least eighty percent (80%) of the Directors in accordance with Section 7.1(c); provided, that (i) if any such amendment, modification or waiver would adversely affect in any material respect any Member disproportionately to any other Member similarly situated, such amendment, modification or waiver shall also require the written consent of the Member so adversely affected, and (ii) any amendment to Section 7.1(d) will require the approval of all Directors; provided, further, that, following the approval of any such amendment, modification or waiver in accordance with this Section 12.2 (including any amendment, modification or waiver in accordance with Section 7.1(c)(iii)), each Member hereby agrees to promptly execute and deliver, in its capacity as a Member, a written document that accurately and completely reflects such amendment, modification or waiver (e.g., any amendment or modification will be reflected in a written amendment to this Agreement executed and delivered by all Members that specifically references this Agreement and the provisions herein intended to be amended or modified). 9. No Other Modifications. Except as expressly set forth in this Amendment, the LLC Agreement shall remain in full force and effect with no further modifications. 10. Entire Agreement. This Amendment embodies the complete agreement and understanding among the Parties with respect to the subject matter hereof, and supersedes and preempts any prior understandings, agreements or representations by or among the Parties, written or oral, that may have related to the subject matter hereof in any way. 11. Counterparts. This Amendment may be executed simultaneously in two (2) or more separate counterparts, any one (1) of which need not contain the signatures of more than one party, but each of which shall be an original and all of which together shall constitute one and the same agreement binding on all the parties hereto. 12. Applicable Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would

7 cause the application of the laws of any jurisdiction other than the State of Delaware. Any dispute relating hereto shall be heard in the state or federal courts of Delaware, and the parties agree to jurisdiction and venue therein. [signature pages follow]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed this Amendment No. 2 to the Limited Liability Company Agreement of CONA Services LLC as of the date first written above. THE COCA-COLA COMPANY By: /s/ J. A. M. Douglas, Jr. Name: J. A. M. Douglas, Jr. Title: President, Coca-Cola North America COCA-COLA REFRESHMENTS USA, INC. By: /s/ Paul Mulligan Name: Paul Mulligan Title: President COCA-COLA BOTTLING COMPANY UNITED, INC. By: /s/ E. Eric Steadman Name: E. Eric Steadman Title: Vice President, Controller and Chief Information Officer COCA-COLA BOTTLING CO. CONSOLIDATED By: /s/ James E. Harris Name: James E. Harris Title: Executive Vice President [Signature Page to Amendment No. 2 to Limited Liability Company Agreement]

SWIRE PACIFIC HOLDINGS INC. D/B/A SWIRE COCA-COLA USA By: /s/ James L. Sloan Name: James L. Sloan Title: Chief Financial Officer COCA-COLA BEVERAGES FLORIDA, LLC By: /s/ Deborah Pond Name: Deborah Pond Title: Vice President & General Counsel GREAT LAKES COCA-COLA DISTRIBUTION, L.L.C. By: /s/ Mark Booth Name: Mark Booth Title: Senior Vice President and Chief Information Officer [Signature Page to Amendment No. 2 to Limited Liability Company Agreement]